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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


       Date of Report (Date of Earliest Event Reported):  April 17, 1995



                            NATIONSBANK CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)




            North Carolina             1-6523               56-0906609
       ------------------------     ------------       -------------------
       (State of Incorporation)     (Commission        (IRS Employer
                                    File Number)       Identification No.)



       NationsBank Corporate Center, Charlotte, North Carolina      28255
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(Address of Principal Executive Offices)                        (Zip Code)



                                (704) 386-5000
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             (Registrant's Telephone Number, including Area Code)

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ITEM 5.  OTHER EVENTS.

Release of First Quarter Earnings. On April 17, 1995, the Registrant announced financial results for the first quarter of fiscal 1995, reporting net income of $443 million and earnings per common share of $1.60. A copy of the press release announcing the results of the Registrant's fiscal quarter ended March 31, 1995 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 7. EXHIBITS.

     The following exhibit is filed herewith:


Exhibit No.     Description of Exhibit
- -----------     ----------------------

99.1            Press Release dated April 17,
                1995 with respect to the Registrant's
                financial results for the fiscal
                quarter ended March 31, 1995.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                NATIONSBANK CORPORATION



                                                By: /s/ Marc D. Oken
                                                    --------------------------
                                                    Marc D. Oken
                                                    Chief Accounting Officer



Dated:  April 25, 1995

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                                 EXHIBIT INDEX



Exhibit No.           Description of Exhibit
- -----------           ----------------------

99.1                  Press Release dated April 17,
                      1995 with respect to the Registrant's
                      financial results for the fiscal
                      quarter ended March 31, 1995.